                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Annual Report on Form

10-K of Data Systems Network Corporation for the years ended December 31,

1997 and 1996 , of our report on the consolidated financial statements dated

August 20, 1998.










PLANTE & MORAN, LLP

Southfield, Michigan

August 31, 1998